UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2010
Date of Report (Date of earliest event reported)

KURRANT MOBILE CATERING, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8600 Decarie, Suite 200 Montreal, Quebec, Canada	H2H 1E3
(Address of principal executive offices)	(Zip Code)

 (858) 531-5723
Registrant’s telephone number, including area code

194 Hermosa Cirle
Durango, Colorado 81301
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on July 2, 2010, the Board of Directors of Kurrant Mobile Catering, Inc., a Colorado corporation (the "Company"), accepted the resignation of Tony Khoury as the Treasurer/Chief Financial Officer of the Company. Concurrently, the Company accepted the consent of appointment from Jacques Arsenault as the Treasurer/Chief Financial Officer of  the Company.

Jacques Arsenault.  Mr. Arsenault has been involved in the financial industry for the past twenty years. Currently, Mr. Arsenault is the president and chief executive officer of Arsenault Business Staging Group Inc., which is a consulting firm located in Montreal, Quebec specializing in the revaluation of companies with the goal of increasing the value and worth in the process of selling the company or improving its financial situation and strategic position. From approximately 2006 through 2007, Mr Arsenault was the vice president of finance and the chief financial officer of Forest Gate Resources Inc., a public Canadian-based international oil and gas exploration and production company with projects in Alberta and Ireland. He was responsible for all accounting and finance activities, general administration and IT department, quarterly reporting under the Securities and Exchange Act of 1934, as amended, negotiations with financial institutions and governments, anf following up with investors and exploration projects. Mr. Arsenault was also responsible for the implementation of ACCPAC hardware and xash flow management mandate of six months at Blue Note Caribou Mines Inc. in Bathurst. From approximately 2004 through 2005, Mr. Arsenault was responsible for business development for Vast-Auto Distirbution, a private Canaidan company involved in auto parts disitrbution (“Auto Value”) and franchises specializing in car repair (“Mr. Mufler”). His responsbilbilites included merger acquisitions and start-ups, general manager for corporate stores network and consulting. Mr. Arsenault also was responsible for the launching of the AC Delco product line on the Quebec market. From approximately 2002 through 2003, Mr. Arsenault was the general manager for Batteries Électriques Gagnon, which is a private Canadian company involved in the wholesale distribution, service and manufacturing of auto and heavy duty parts, repairs and selling of lift trucks and modificiations of specialized vehicles. He was responsible for general management and administration, global strategies for all divisions and subsidiaries and consulting. Mr. Arsenault also evaluated and established a business and profitability turn over plan and revised and implemented all business processes and modifications of the organization structure (including marketing and communication), decentralized the operational unit, conducted market analysis, revised product lines and engaged in financial planning, acquisitions and selling of assets. From approximately 1998 through 2002, Mr. Arsenault was the vice president of finance and administration for Piscines Trévi, which is a private Canadian company specializing in the manufacture, installation, research and worldwide distribution of pools, spas, garden furniture, solariums and accessories. He was responsible for all accounting and finance activities, general administration and IT department, business and profitability turn over mandate and all global communications such as financial institutions and potential investors. Mr. Arsenault was also responsible for the promotion as project manager of the implementation of One-World (JD Edwards) operation software for all of Trevi Group by implementing an organization structure and up to date technology and for settlement of a C-36 agreement with suppliers. From approximately 1997 through 1998, Mr. Arsenault was the controller for Vidéotron Ltd., a Canadian public company in the business of communication, cable network, phone services and Internet. He was responsible for all accounting, administration and finance activities, coordinating monthly financial statement presentation and establishing corporate policies and internal controls procedures. Mr. Arsenault was also responsible for the promotion as project manager for acquisition and implementation of a financial software (SAP) program and the integration of administrative and unionized employees in the merger of CF Cable and Vidéotron. From approximately 1992 through 1997, Mr. Arsenault was the corporate controller for Uni-Select Inc., a Canadian public company engaged in the distribution of auto parts across North America. He was responsible for corporate accounting, treasury and financial reporting and financing of member project development, the supervision of monthly financial statements and management reporting to directors and shareholders and for internal audit reporting and outsider financial information such as bankers, governments and Montreal and Toronto trade exchange commissions. Mr. Arsenault was also project manager for implementation of a newly integrated and centralized accounting software and a contributor in different acquisitions involving the integration and synergy of business plans outside the province of Quebec such as Winnipeg (Consolidated Parts Distributors), Vancouver (Allied Wholesale Distributors) and London (Silverline Distributors). From approximately 1987 through 1992, Mr. Arsenault was the division controller for Culinar Inc., which is a private Canadian company specializing in the manufacture and distribution of food products. He was responsible for general and manufacturing accounting, order desk, payroll department, credit and accounts payable, preparation and presentation of monthly financial statements to head office and for external audit planning. Mr. Arsenault was also the project manager for the implementation of a newly integrated accounting software and Executive Information System for top management and responsible for the implementation and distribution of the logistic software throughout Canada. From approximately 1984 through 1987, Mr. Arsenault was the corporate accounting supervisor for AES Data, an international company specializing in the design, manufacturing and distribution of software, IT networks and computer equipments.

Mr. Arsenault eared a Master Business Administration from the University of Sherbrooke in 1991, an Accounting Bachelor from the University of Quebec in 1986 and a Certificate in Administration from the University of Quebec in 1980.

Mr. Arsenault is a member of the Certified General Accountant Corporation (C.G.A.) since 1986. He also teaches executive managers at Compu-Finder regarding accounting management, financial analysis ratios and crisis management.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.

DATE: July 5, 2010	By:	/s/ Pierre Turgeon
Name: Pierre Turgeon
Title: President/Chief Executive Officer